UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2025
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

     Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 25, 2025, at the 2025 Annual Meeting of Stockholders of NVIDIA Corporation, or the 2025 Annual Meeting, the following proposals were adopted or rejected by the margin indicated.

1. Stockholders approved the election of each of our thirteen (13) director nominees to hold office until the 2026 Annual Meeting of Stockholders of NVIDIA Corporation and until his or her successor is elected or appointed. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	15,376,382,668
Number of shares Against	797,228,237
Number of shares Abstaining	19,476,750
Number of Broker Non-Votes	3,206,621,218

b. Tench Coxe
Number of shares For	15,134,235,302
Number of shares Against	1,035,844,234
Number of shares Abstaining	23,008,119
Number of Broker Non-Votes	3,206,621,218

c. John O. Dabiri
Number of shares For	16,025,518,593
Number of shares Against	146,347,846
Number of shares Abstaining	21,221,216
Number of Broker Non-Votes	3,206,621,218

d. Persis S. Drell
Number of shares For	16,014,366,254
Number of shares Against	159,022,874
Number of shares Abstaining	19,698,527
Number of Broker Non-Votes	3,206,621,218

e. Jen-Hsun Huang
Number of shares For	15,928,933,962
Number of shares Against	247,104,111
Number of shares Abstaining	17,049,582
Number of Broker Non-Votes	3,206,621,218

f. Dawn Hudson
Number of shares For	15,303,708,611
Number of shares Against	868,132,528
Number of shares Abstaining	21,246,516
Number of Broker Non-Votes	3,206,621,218

g. Harvey C. Jones
Number of shares For	14,971,033,849
Number of shares Against	1,198,658,803

Number of shares Abstaining	23,395,003
Number of Broker Non-Votes	3,206,621,218

h. Melissa B. Lora
Number of shares For	16,115,516,875
Number of shares Against	58,214,776
Number of shares Abstaining	19,356,004
Number of Broker Non-Votes	3,206,621,218

i. Stephen C. Neal
Number of shares For	15,279,631,336
Number of shares Against	890,540,427
Number of shares Abstaining	22,915,892
Number of Broker Non-Votes	3,206,621,218

j. Ellen Ochoa
Number of shares For	16,043,704,383
Number of shares Against	129,880,202
Number of shares Abstaining	19,503,070
Number of Broker Non-Votes	3,206,621,218

k. A. Brooke Seawell
Number of shares For	15,153,296,756
Number of shares Against	1,016,658,974
Number of shares Abstaining	23,131,925
Number of Broker Non-Votes	3,206,621,218

l. Aarti Shah
Number of shares For	14,964,534,690
Number of shares Against	1,208,585,561
Number of shares Abstaining	19,967,404
Number of Broker Non-Votes	3,206,621,218

m. Mark A. Stevens
Number of shares For	15,325,129,515
Number of shares Against	848,364,367
Number of shares Abstaining	19,593,773
Number of Broker Non-Votes	3,206,621,218

2. Stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our definitive proxy statement on Schedule 14A for the 2025 Annual Meeting filed with the Securities and Exchange Commission on May 13, 2025. The results of the voting were as follows:

Number of shares For	14,806,756,684
Number of shares Against	1,320,594,290
Number of shares Abstaining	65,736,681
Number of Broker Non-Votes	3,206,621,218

3. Stockholders approved the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 25, 2026. The results of the voting were as follows:

Number of shares For	18,450,994,715
Number of shares Against	925,798,285
Number of shares Abstaining	22,915,873
Number of Broker Non-Votes	—

4. Stockholders did not approve an amendment and restatement of the Certificate of Incorporation of NVIDIA Corporation to remove all supermajority provisions1. The results of the voting were as follows:

Number of shares For	16,018,866,893
Number of shares Against	152,574,185
Number of shares Abstaining	21,646,577
Number of Broker Non-Votes	3,206,621,218

1 Approval of this proposal required at least 66 2/3% of the outstanding shares of our common stock.

5. Stockholders did not approve the non-binding stockholder proposal to eliminate the holding period requirement to call a special stockholder meeting. The results of the voting were as follows:

Number of shares For	1,097,803,015
Number of shares Against	15,054,650,161
Number of shares Abstaining	40,634,479
Number of Broker Non-Votes	3,206,621,218

6. Stockholders did not approve the non-binding stockholder proposal to request the adoption of a new director election resignation governance policy. The results of the voting were as follows:

Number of shares For	2,866,965,630
Number of shares Against	13,251,838,014
Number of shares Abstaining	74,284,011
Number of Broker Non-Votes	3,206,621,218

7. Stockholders did not approve the non-binding stockholder proposal to modify existing reporting on workforce data. The results of the voting were as follows:

Number of shares For	2,914,847,654
Number of shares Against	13,087,513,955
Number of shares Abstaining	190,726,046
Number of Broker Non-Votes	3,206,621,218

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: June 30, 2025	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Deputy General Counsel and Assistant Secretary